                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report:  March 31, 2005

                               ISPAT INLAND, L.P.
               (Exact Name of Registrant as Specified in Charter)

        Delaware                   333-116128-09                 52-2119872
(State of Incorporation)     (Commission File Number)          (IRS Employer
                                                          Identification Number)


                3210 Watling Street, East Chicago, Indiana 46312
               (Address of principal executive offices) (zip code)


       Registrants telephone numbers, including area code: (219) 399-1200



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Release of Ispat Inland, L.P.'s Consolidated Financial Statements for the Year Ended December 31, 2004.

Item 9.01  Financial Statements, Pro forma Financial Information and Exhibits

Items (a) and (b) are inapplicable.

      (c)   Exhibits.

            99.1 Ispat Inland, L.P. Consolidated Financial Statements for the Year ended December 31, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ISPAT INLAND, L.P.

                                     By: 9064-4816 Quebec, Inc., general partner

Date:  March 31, 2005                By       /s/ Richard Leblanc
                                         ---------------------------------------
                                     Name:        Richard Leblanc
                                           -------------------------------------
                                     Title:       President
                                           -------------------------------------

                                  Exhibit Index
                                  -------------


99.1 Ispat Inland, L.P.'s Consolidated Financial Statements for the Year ended December 31, 2004.